                                                                     EXHIBIT 5


                             [IMC Global Inc. Letterhead]



December 8, 1997

IMC Global Inc.
2100 Sanders Road
Northbrook, Illinois 60062

RE: $350,000,000 AGGREGATE INITIAL
    OFFERING PRICE OF SECURITIES

Ladies and Gentlemen:

I refer to the Registration Statement on Form S-3 (the "Registration Statement") being filed by IMC Global Inc., a Delaware corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), relating to the registration of $350,000,000 aggregate initial offering price of (i) unsecured debt securities ("Debt Securities"), which may be convertible into shares of common stock, par value $1.00 per share ("Common Stock"), (ii) warrants to purchase Debt Securities ("Debt Warrants"), (iii) shares of series preferred stock, $1.00 par value per share ("Series Preferred Stock"), which may be convertible into shares of Common Stock, (iv) shares of Common Stock, (v) warrants to purchase shares of Common Stock ("Stock Warrants"), and (vi) warrants to receive from the Company the cash value in U.S. dollars of the right to purchase (the "Currency Call Warrants") or to sell ("Currency Put Warrants", and, together with the Currency Call Warrants, the "Currency Warrants") such foreign currency or currency units as shall be designated by the Company at the time of the offering. The Debt Securities, Debt Warrants, Series Preferred Stock, Common Stock, Stock Warrants and Currency Warrants (collectively, the "Securities") were authorized for issuance, offering and sale by the Board of Directors of the Company by resolutions which were duly adopted (the "Resolutions"). The Securities may be offered separately or as part of units with other Securities, in series, in amounts, at prices and on other terms set forth or to be set forth in the Registration Statement and any amendments thereto and in the prospectus contained in the Registration Statement (the "Prospectus") and one or more supplements thereto (each a "Prospectus Supplement"), and the Securities may be convertible into Common Stock or other Securities. All capitalized terms not otherwise defined herein have the meaning set forth in the Registration Statement.

The Debt Securities specified as Senior Debt Securities in the applicable Prospectus Supplement will be issued under an Indenture, dated as of July 17, 1997, (such Indenture, as amended or supplemented from time to time, the "Senior Indenture"), between the Company and The Bank of New York, as Trustee (the "Senior Trustee"). The Debt Securities specified as Subordinated Debt Securities in the applicable Prospectus Supplement will be issued under an Indenture, (such

                                                              IMC Global Inc.
                                                             December 8, 1997
                                                                       Page 2

Indenture, as amended or supplemented from time to time, the "Subordinated Indenture") to be filed prior to the issuance of such Subordinated Debt Securities in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K, to be entered by the Company and a trustee to be named prior to the offering of any Subordinated Debt Securities (the "Subordinated Trustee"). Each series of Debt Warrants will be issued under a warrant agreement (each a "Debt Warrant Agreement"), to be filed prior to the issuance of such Debt Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K, to be entered into by the Company and a warrant agent or agents to be named by the Company. Each series of Stock Warrants will be issued under a warrant agreement (each a "Stock Warrant Agreement"), to be filed prior to the issuance of such Stock Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K, to be entered into by the Company and a warrant agent or agents to be named by the Company. Each series of Currency Warrants will be issued under a warrant agreement (each a "Currency Warrant Agreement") to be filed prior to the issuance of such Currency Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K, to be entered by the Company and a warrant agent or agents to be named by the Company.

I am familiar with the proceedings to date with respect to the proposed issuance and sale of the Securities, and have examined such records, documents and questions of law, and satisfied myself as to such matters of fact, as I have considered relevant and necessary as a basis for this opinion. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity with the original documents of any copies thereof submitted to me for my examination.

Based on the foregoing and subject to the qualifications set forth below, I am of the opinion that:

1. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware.

2. Each series of Senior Debt Securities will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) any necessary supplemental indenture to the Senior Indenture shall have been duly authorized, executed and delivered by the Company and the trustee thereunder, (iii) the terms of such series of Senior Debt Securities shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Senior Indenture, (iv) a Prospectus Supplement with respect to such series of Senior Debt Securities shall

                                                              IMC Global Inc.
                                                             December 8, 1997
                                                                       Page 3

    have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) such series of Senior Debt Securities shall have been duly executed and authenticated as provided in the Senior Indenture and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

3. Each series of Subordinated Debt Securities will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) any necessary supplemental indenture to the Subordinated Indenture shall have been duly authorized, executed and delivered by the Company and the trustee thereunder, (iii) the terms of such series of Subordinated Debt Securities shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Subordinated Indenture, (iv) a Prospectus Supplement with respect to such series of Subordinated Debt Securities shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) such series of Subordinated Debt Securities shall have been duly executed and authenticated as provided in the Subordinated Indenture and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

4.  The Common Stock will be legally issued, fully paid and non-assessable when
    (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) the issuance and sale of the Common Stock shall have been approved in accordance with the Resolutions, as contemplated by the Registration Statement and any applicable Prospectus Supplement, (iii) a Prospectus Supplement with respect to such shares of Common Stock shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (iv) certificates representing the Common Stock shall have been duly executed, countersigned and registered and duly delivered to the purchasers thereof against payment of the agreed consideration therefor (but not less than the par value) in accordance with the applicable underwriting, purchase or similar agreement.

5. Each series of Debt Warrants will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) a Debt Warrant Agreement relating to such series of Debt Warrants shall have been duly authorized, executed and delivered by the Company and the warrant agent or agents thereunder, (iii) the terms of such series of Debt Warrants shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and

                                                              IMC Global Inc.
                                                             December 8, 1997
                                                                       Page 4

    the Debt Warrant Agreement, (iv) a Prospectus Supplement with respect to such series of Debt Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) such series of Debt Warrants shall have been duly executed and authenticated or countersigned as provided in the Debt Warrant Agreement and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

6. Each series of Series Preferred Stock will be legally issued, fully paid and non-assessable when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) the terms of such series of Series Preferred Stock shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement and any applicable Prospectus Supplement, (iii) a Certificate of Designations setting forth the terms of such series of Series Preferred Stock shall have been executed, acknowledged, filed and recorded and shall have become effective in accordance with Section 103 of the General Corporation Law of the State of Delaware, (iv) a Prospectus Supplement with respect to such series of Series Preferred Stock shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) certificates representing such series of Series Preferred Stock shall have been duly executed, countersigned and registered and duly delivered to the purchasers thereof against payment of the agreed consideration therefor (but not less than the par value) in accordance with the applicable underwriting, purchase or similar agreement.

7. Each series of Stock Warrants will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) a Stock Warrant Agreement relating to such series of Stock Warrants shall have been duly authorized, executed and delivered by the Company and the warrant agent or agents thereunder, (iii) the terms of such series of Stock Warrants shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Stock Warrant Agreement, (iv) a Prospectus Supplement with respect to such series of Stock Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) such series of Stock Warrants shall have been duly executed and authenticated or countersigned as provided in the Stock Warrant Agreement and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

                                                              IMC Global Inc.
                                                             December 8, 1997
                                                                       Page 5

8. Each series of Currency Warrants will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) a Currency Warrant Agreement relating to such series of Currency Warrants shall have been duly authorized, executed and delivered by the Company and the warrant agent or agents thereunder, (iii) the terms of such series of Currency Warrants shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Currency Warrant Agreement, (iv) a Prospectus Supplement with respect to such series of Currency Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) such series of Currency Warrants shall have been duly executed and authenticated or countersigned as provided in the Currency Warrant Agreement and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

The opinions set forth in paragraphs 2, 3, 5, 7 and 8 are subject to the qualification that enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (iii) any requirement that a claim with respect to any security denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law and (iv) governmental authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit.

For purposes of rendering the opinions set forth in paragraphs 2 through 8, I have also assumed that, (i) the Registration Statement remains effective during the offer and sale of the particular Securities, and (ii) at the time of the issuance, sale and delivery of each Security: (x) the authorization of the Securities by the Company will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of the Securities; and (y) the issuance, sale and delivery of such Security, the terms of such Security and compliance by the Company with the terms of such Security will not violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company.

For the purposes of this opinion, I have assumed that there will be no changes in the laws currently applicable to the Company and that such laws will be the only laws applicable to the Company.

                                                              IMC Global Inc.
                                                             December 8, 1997
                                                                       Page 6

I do not find it necessary for the purposes of this opinion to cover, and accordingly express no opinion as to, the application of the securities or blue sky laws of any jurisdiction to offers or sales of any Securities.

This opinion is limited to the General Corporation law of the State of Delaware, the laws of the State of New York and the laws of the United States of America.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectus and to the use of my name in any Prospectus Supplement relating to the Registration Statement reviewed and approved by me prior to the distribution of such Prospectus Supplement and the filing thereof with the Commission. In giving such consent, I do not thereby admit that I am within the category of persons whose consent is required by Section 7 of the Act or the related rules promulgated by the Commission.

Very truly yours,



Marschall I. Smith